Other	12 Months Ended
Dec. 31, 2014
Other Income and Expenses [Abstract]
OTHER
OTHER
Other general expense - net. Included in Other general expense - net were the following:

	2014	2013	2012
Provisions for environmental matters - net	$36,046	$(2,751)	$6,736
Loss on disposition of assets	1,436	5,207	3,454
Net expense (income) of exit or disposal activities		63	(4,942)
Total	$37,482	$2,519	$5,248

Provisions for environmental matters–net represent initial provisions for site-specific estimated costs of environmental investigation or remediation and increases or decreases to environmental-related accruals as information becomes available upon which more accurate costs can be reasonably estimated and as additional accounting guidelines are issued. Environmental-related accruals are not recorded net of insurance proceeds in accordance with the Offsetting Subtopic of the Balance Sheet Topic of the ASC. See Note 8 for further details on the Company’s environmental-related activities.
The loss on disposition of assets represents net realized losses associated with the disposal of property, plant and equipment and intangible assets previously used in the conduct of the primary business of the Company.
The net expense (income) of exit or disposal activities includes changes to accrued qualified exit costs as information becomes available upon which more accurate amounts can be reasonably estimated, initial impairments of carrying value and additional impairments for subsequent reductions in estimated fair value of property, plant and equipment held for disposal. See Note 5 for further details on the Company’s exit or disposal activities.
Other (income) expense - net. Included in Other (income) expense - net were the following:

	2014	2013	2012
Dividend and royalty income	$(4,864)	$(5,904)	$(4,666)
Net expense from financing activities	11,367	9,829	9,220
Foreign currency transaction related losses (gains)	3,603	7,669	(3,071)
Other income	(37,524)	(22,684)	(21,074)
Other expense	12,018	12,026	9,651
Total	$(15,400)	$936	$(9,940)

The Net expense from financing activities includes the net expense relating to changes in the Company’s financing fees.
Foreign currency transaction related losses (gains) represent net realized losses (gains) on U.S. dollar-denominated liabilities of foreign subsidiaries and net realized and unrealized losses (gains) from foreign currency option and forward contracts. There were no material foreign currency option and forward contracts outstanding at December 31, 2014, 2013 and 2012.
Other income and Other expense included items of revenue, gains, expenses and losses that were unrelated to the primary business purpose of the Company. Other income for the year ended December 31, 2014 included a $6,336 gain on the early termination of a customer agreement recorded in the Global Finishes Group and a $6,198 realized gain resulting from final asset valuations related to the acquisition of the U.S./Canada business of Comex recorded in the Administrative segment. There were no other items within Other income or Other expense that were individually significant.